EXHIBIT 10.1



                            STOCK PURCHASE AGREEMENT


         This Agreement ("Agreement") is entered into this 14th day of January, 1998, by and between Biomar International, Inc., a Delaware corporation with its principal offices in Chapel Hill, North Carolina (the "Purchaser") and Paracelsian, Inc., a Delaware corporation with its principal offices in New York (the "Corporation").

WHEREAS, the Purchaser desires to purchase from the Corporation 3,571,429 newly issued shares of the common stock of the Corporation (the "Shares") on the terms and subject to the conditions set forth herein; and

WHEREAS, the Board of Directors of the Corporation, due to the financial condition of the Corporation, desires to sell to the Purchaser the Shares on the terms and subject to the conditions set forth herein.

NOW THEREFORE, IT IS AGREED AS FOLLOWS:

SECTION 1.   PURCHASE OF SHARES.

1.1 PURCHASE OF SHARES. Subject to the terms and conditions set forth herein, on or before January 15, 1998 (the "Purchase Date"), the Purchaser will purchase 3,571,429 Shares and the Corporation will issue the Shares purchased by the Purchaser, said Shares constituting approximately thirty percent (30%) of all of the then issued and outstanding capital stock of the Corporation as of the Purchase Date. On the Closing Date (as hereinafter defined) the Purchaser will also receive warrants to purchase up to an additional $520,000 in common stock, in increments of at least $100,000, at a per share price equal to $0.175 (the "Warrants"). The Warrants are in the form attached as Exhibit 1.1A and will be exercisable at any time prior to their expiration which will occur 90 days from the date the Shares and Warrants are registered with the Securities and Exchange Commission ("SEC") as provided under the Registration Rights Agreement in the form attached as Exhibit 1.1B. To the extent that the exercise of the Warrants will require an increase in the number of authorized shares, the Corporation will use its best efforts to obtain shareholder approval of an increase in the authorized shares sufficient to accommodate issuance of the shares under the Warrant.

1.2 PURCHASE PRICE. The Purchaser will pay to the Corporation the sum of five hundred thousand dollars ($500,000) for the Shares (referred herein to as the "Purchase Price").

1.3      PAYMENT OF PURCHASE PRICE.  The Purchase Price will be paid as follows:
(i) the Purchaser will pay to the Corporation the sum of fifty thousand dollars ($50,000) on the Closing Date; and (ii) the Purchaser will deliver the sum of four hundred and fifty thousand dollars ($450,000) on the Purchase Date.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF CORPORATION. As a material inducement to the Purchaser to enter into this Agreement and purchase the Shares, the Corporation represents and warrants that to the best of the knowledge of the Corporation:

2.1 ORGANIZATION AND CORPORATE POWER. The Corporation is a corporation duly incorporated and validly existing under the laws of the State of Delaware and the Corporation is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify, except where any failure does not have a material adverse effect on the Corporation. The Corporation has all requisite corporate power and authority and all material licenses, permits, and authorizations necessary to own and operate its properties and to carry on its business as now conducted, except where any failure does not have a material adverse effect on the Corporation. The copies

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of the Corporation's articles of incorporation and bylaws have been furnished to the Purchaser and such copies reflect all amendments made thereto at any time prior to the date of this Agreement and such copies are correct and complete.

2.2 CAPITAL STOCK AND RELATED MATTERS. (a) The authorized capital stock of the Corporation consists of twenty million (20,000,000) Shares, twelve million, four thousand, eight hundred and sixty seven (12,004,867) of which are issued and outstanding and are owned, of record, as shown on the books of the Corporation on December 31, 1997 and no other shares, common or otherwise, of the Corporation are issued and outstanding. Except as listed on Schedule 2.2, the Corporation does not have outstanding and has not agreed, orally or in writing, to issue any shares or securities convertible or exchangeable for any shares, nor does it have outstanding nor has it agreed, orally or in writing, to issue any options or rights to purchase or otherwise acquire its shares. The Corporation is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its shares. Except as listed on
Schedule 2.2, the Corporation has not violated any applicable securities laws or regulations in connection with the offer or sale of its securities other than violations that have been, or will before the Closing have been, corrected by post-issuance filings. All of the outstanding shares of the Corporation's capital stock are validly issued, fully paid, and nonassessable. Upon purchase thereof pursuant to the terms of this Agreement, the Purchaser will have, good and marketable title to the Shares, free and clear of all security interests, liens, encumbrances, or other restrictions or claims, subject only to restrictions as to marketability imposed by securities laws. Assuming that the representations in Section 3.6 are true and correct, the Corporation has not violated or will not violate any applicable securities laws in connection with the offer or sale of the Shares to the Purchaser hereunder.

         (b) Except as noted on Schedule 2.2 or where the failure to file would not have had or could not have a material and adverse effect on the Corporation, the Corporation has filed all reports, registrations and statements, together with any amendments required to be made with respect thereto, that were required to be filed with the SEC or any other governmental or regulatory authorities having jurisdiction over the Corporation. All such reports, registrations and statements filed by the Corporation with the SEC or other such regulatory authority are collectively referred to herein as the "Reports." As of their respective dates, each Report complied in all material respects with all the statutes, rules and regulations enforced or promulgated by the regulatory authority with which it was filed and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Corporation has not been notified that any such Report was deficient in any material respect as to form or content.

2.3      SUBSIDIARIES.   The  Corporation  has  no  operating   subsidiaries  or
affiliated companies and does not otherwise own or control, directly or indirectly, any equity interest in any operating corporation or entity.

2.4 CONDUCT OF BUSINESS; LIABILITIES. Except as set forth in Schedule 2.4, the Corporation is not in default under, and no condition exists that with notice or lapse of time would constitute a default of the Corporation under (i) any mortgage, loan agreement, evidence of indebtedness, or other instrument evidencing borrowed money to which the Corporation is a party or by which the Corporation or the properties of the Corporation are bound or (ii) any judgment, order, or injunction of any court, arbitrator, or governmental agency that would reasonably be expected to affect materially and adversely the business, financial condition, or results of operations of the Corporation taken as a whole.

2.5 FINANCIAL STATEMENTS. (a) The audited balance sheet and income statement of the Corporation as of the 30th day of September, 1997, in the form attached to this Agreement as Exhibit 2.5(A) and the income statement for the period ending the 30th day of September, 1997, in the form attached to this Agreement as Exhibit 2.5(B) (collectively the "Audited Financial Statements"), fairly presents in all material respects the financial position of the Corporation as of the 30th day of September, 1997 and has been prepared in accordance with generally accepted accounting principles, consistently applied, and in a manner substantially consistent with prior financial statements of the Corporation. The latest unaudited, balance sheet and income statement of the Corporation as of the 31st day of

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December,  1997 and for the month then  ended,  in the form  attached  hereto as
Exhibit 2.5(C) ("Latest Financial Statements"), fairly presents in all material respects the financial position of the Corporation as of the 31st day of December, 1997 and the results of operations for the one month then ended and have been prepared in accordance with generally accepted accounting principles consistently applied and in a manner substantially consistent with the Audited Financial Statements, except for differences resulting from normally occurring audit adjustments, including, but not limited to, income tax and tax accrual adjustments, or as noted in the Latest Financial Statements or the notes thereto. Except as contemplated by or permitted under this Agreement, there are no adjustments that would be required on review of the Latest Financial Statements that would, individually or in the aggregate, have a material negative effect upon the Corporation's reported financial condition.

         (b) The audited balance sheet of the Corporation as of the 30th day of September, 1997, reflects a tangible book value of not less than two million two hundred thousand dollars ($2,200,000). The unaudited financial statements of the Corporation as of November 30, 1997, reflect not less than $500,000 in cash and cash equivalents and no more than $275,000 in payables (excluding any contingent liabilities arising out of any lawsuits which have been disclosed in the filings made with the SEC), obligations and other liabilities. Monthly, recurring operational expenses of the Corporation do not exceed $75,000.

2.6 NO UNDISCLOSED LIABILITIES. Except for (i) liabilities and obligations incurred in the ordinary course of business since the 31st day of December, 1997 ("Statement Date"), and (ii) liabilities or obligations described in Schedule 2.6, neither the Corporation nor any of the property of the Corporation is subject to any material liability or obligation that was required to be included or adequately reserved against in the Latest Financial Statements or described in the notes thereto and was not so included, reserved against, or described.

2.7 ABSENCE OF CERTAIN CHANGES. Except as contemplated or permitted by this Agreement or as described in Schedule 2.7, since the Statement Date there has not been:

         2.7.1 Any material adverse change in the business, financial condition, operations, or assets of the Corporation;

         2.7.2 Any damage, destruction, or loss, whether covered by insurance or
not   materially   adversely   affecting  the  properties  or  business  of  the
Corporation;

         2.7.3 Any sale or transfer by the Corporation of any tangible or intangible asset other than in the ordinary course of business, any mortgage or pledge or the creation of any security interest, lien, or encumbrance on any such asset, or any lease of property, including equipment, other than tax liens with respect to taxes not yet due and contract rights of customers in inventory;

         2.7.4 Any declaration, setting aside, or payment of a distribution in respect of or the redemption or other repurchase by the Corporation of any stock of the Corporation;

         2.7.5 Any material transaction not in the ordinary course of business of the Corporation;

         2.7.6 The lapse of any material trademark, assumed name, trade name, service mark, copyright, or license or any application with respect to the foregoing;

         2.7.7 The grant of any increase in the compensation of officers or employees (including any such increase pursuant to any bonus, pension, profit-sharing, or other plan) other than customary increases on a periodic basis or required by agreement or understanding in the ordinary course of business and in accordance with past practice;

         2.7.8 The discharge or satisfaction of any material lien or encumbrance or the payment of any material liability other than current liabilities in the ordinary course of business;

         2.7.9 The making of any material loan, advance, or guaranty to or for the benefit of any person except the creation of accounts receivable in the ordinary course of business; or

         2.7.10  An agreement to do any of the foregoing.

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2.8      TITLE AND RELATED  MATTERS.  Except as set forth in Schedule  2.8,  the
Corporation has good and marketable title to all of its property, real and personal, and other assets included in the Latest Financial Statements (except properties and assets sold or otherwise disposed of subsequent to the Statement Date in the ordinary course of business or as contemplated in this Agreement), free and clear of all security interests, mortgages, liens, pledges, charges, claims, or encumbrances of any kind or character, except (i) statutory liens for property taxes not yet delinquent or payable subsequent to the date of this Agreement and statutory or common law liens securing the payment or performance of any obligation of the Corporation, the payment or performance of which is not delinquent, or that is payable without interest or penalty subsequent to the date on which this representation is given, or the validity of which is being contested in good faith by the Corporation; (ii) the rights of customers of the Corporation with respect to inventory under orders or contracts entered into by the Corporation in the ordinary course of business; (iii) claims, easements, liens, and other encumbrances of record pursuant to filings under real property recording statutes; and (iv) as described in the Unaudited Statements or the notes thereto.

2.9 LITIGATION. Except as set forth in Schedule 2.9, there are no material actions, suits, proceedings, orders, investigations, or claims pending or, to the best of the Corporation's knowledge, overtly threatened against the Corporation or any of its property, at law or in equity, or before or by any governmental department, commission, board, bureau, agency, or instrumentality; the Corporation is not subject to any arbitration proceedings under collective bargaining agreements or otherwise or, to the best of the Corporation's knowledge, any governmental investigations or inquiries; and the Corporation has received in writing no threat of any of the foregoing.

2.10 TAX MATTERS. Except as set forth on Schedule 2.10, (i) the Corporation has prepared in a substantially correct manner and has filed all federal, state, local, and foreign tax returns and reports heretofore required to be filed by them and have paid all taxes shown as due thereon; and (ii) no taxing authority has asserted any deficiency in the payment of any tax or informed the Corporation that it intends to assert any such deficiency or to make any audit or other investigation of the Corporation for the purpose of determining whether such a deficiency should be asserted against the Corporation.

2.11 COMPLIANCE WITH LAWS. Except as listed on Schedule 2.11, the Corporation is, in the conduct of its business, in substantial compliance with all laws, statutes, ordinances, regulations, orders, judgments, or decrees applicable to them, the enforcement of which, if the Corporation was not in compliance therewith, would have a materially adverse effect on the business of the Corporation, taken as a whole. The Corporation has received no notice of any asserted present or past failure by the Corporation to comply with such laws, statutes, ordinances, regulations, orders, judgments, or decrees.

2.12 NO BROKERS OR FINDERS. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Corporation.

2.13 INSURANCE. Schedule 2.13 contains a list of each insurance policy maintained by the Corporation with respect to its properties, assets, and businesses, and each such policy is in full force and effect. The Corporation is not in material default with respect to its obligations under any such policy maintained by it. The Corporation has not been notified of the cancellation of any of the insurance policies listed on Schedule 2.13 or of any material increase in the premiums to be charged for such insurance policies.

2.14     EMPLOYEES AND LABOR RELATIONS MATTERS.  Except as set forth in Schedule
2.14 or as provided in this Agreement, no employee or former employee of the Corporation is in violation of any material term of any employment contract, patent disclosure agreement or any other contract or agreement relating to the relationship of such employee with the Corporation or any other party because of the nature of the business conducted or to be conducted by the Corporation. Each employee or former employee of the Corporation with access to confidential or


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proprietary  information has executed, or in the ordinary course will execute, a proprietary information agreement obligating such employee to hold confidential the Corporation's proprietary information. The Corporation has in all material respects complied with all applicable state and federal laws related to employment.

2.15     DISCLOSURE.   Neither  this   Agreement  nor  any  of  the   schedules,
attachments, written statements, documents, certificates, or other items prepared or supplied to the Purchaser by or on behalf of the Corporation with respect to this purchase contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein not misleading. The Corporation has not intentionally concealed any fact known to have a material adverse effect upon the Corporation's existing or expected financial condition, operating results, assets, customer relations, employee relations, or business prospects taken as a whole.

2.16     POWER  OF   ATTORNEY.   No  material   power  of  attorney  or  similar
authorization given by the Corporation is presently in effect.

2.17     ACCOUNTS  RECEIVABLE.   All  accounts  receivable  of  the  Corporation
reflected in the Latest Financial Statements represent bona fide sales actually made in the ordinary course of business.

2.18 AGREEMENTS AND COMMITMENTS. Schedule 2.18 contains a complete and accurate list of each agreement, contract, instrument, and commitment (including license agreements) to which the Corporation is a party that provides for payments in excess of $10,000 per year or whose term is in excess of one year and is not cancelable upon 30 or fewer days' notice without any liability, penalty, or premium, other than a nominal cancellation fee or charge ("Third Party Agreements"). Except as otherwise set forth in Schedule 2.18, the Corporation is not in material default under any Third Party Agreements, nor, to the Corporation's best knowledge, does there exist any event that, with notice or the passage of time or both, would constitute a material default or event of default by the Corporation under any Third Party Agreements.

2.19 PERSONAL PROPERTY. Without material exception, Schedule 2.19 contains lists of all tangible personal property and assets owned or held by the Corporation and used or useful in the conduct of the business of the Corporation. Except as set forth in Schedule 2.19, the Corporation owns and has good title to such properties and none of such properties is subject to any security interest, mortgage, pledge, conditional sales agreement, or other lien or encumbrance (except for liens for current taxes, assessments, charges, or other governmental levies not yet due and payable). The Corporation has delivered to the Purchaser copies of all leases and other agreements relating to property described in Schedule 2.19 (including any and all amendments and other modifications to such leases and other agreements) all of which are valid and binding, and the Corporation is not in material default under any such leases or agreements. Except as set forth in Schedule 2.19 and to the best of the Corporation's knowledge, all material properties listed therein are generally in good operating condition and repair (ordinary wear and tear excepted), are performing satisfactorily, and are available for immediate use in the conduct of the business and operations of the Corporation. To the best of the Corporation's knowledge, all such tangible personal property is in compliance in all material respects with all applicable statutes, ordinances, rules, and regulations. The properties listed in Schedule 2.19 include substantially all such properties necessary to conduct the business and operations of the Corporation as now conducted.

2.20 INTELLECTUAL PROPERTY. The Corporation (i) owns or has the right to use, free and clear of all liens, charges, claims and restrictions, those patents, trademarks, service marks, trade names, copyrights, licenses, and other intellectual property rights necessary for the operation of its businesses now conducted or presently proposed to be conducted, and (ii) to its knowledge, and except for the payments required in connection with those patents, trademarks, service marks, trade names, copyrights, licenses and other intellectual property rights listed on Schedule 2.20, is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise. To the knowledge

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of the Corporation,  the Corporation has not infringed upon nor is it infringing upon any patent, trademark, service mark, trade name, copyright or other intellectual property of any third party. The Corporation is not aware of any violation by a third party of any of the Corporation's patents, licenses, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights.

2.21 ERISA and Related Matters Schedule 2.21 sets forth a description of all "Employee Welfare Benefit Plans" and "Employee Pension Benefit Plans" (as defined in ss.ss. 3(1) and 3(2), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) existing on the date hereof that are or have been maintained or contributed to by the Corporation. Except as listed on Schedule 2.21, the Corporation does not maintain any retirement or deferred compensation plan, savings, incentive, stock option or stock purchase plan, unemployment compensation plan, vacation pay, severance pay, bonus or benefit arrangement, insurance or hospitalization program or any other fringe benefit arrangement for any employee, consultant or agent of the Corporation, whether pursuant to contract, arrangement, custom or informal understanding, which does not constitute an "Employee Benefit Plan" (as defined in ss. 3(3) of ERISA), for which the Corporation may have any ongoing material liability after Closing. The Corporation does not maintain nor has it ever contributed to any Multiemployer Plan as defined by ss. 3(37) of ERISA. The Corporation does not currently maintain any Employee Pension Benefit Plan subject to Title IV of ERISA. There have been no "prohibited transactions" (as described in ss. 406 of ERISA or ss. 4975 of the Code) with respect to any Employee Pension Benefit Plan or Employee Welfare Benefit Plan maintained by the Corporation as to which the Corporation has been a party. As to any employee pension benefit plan listed on Schedule
2.21 and subject to Title IV of ERISA, there have been no reportable events (as such term is defined in ss. 4043 of ERISA).

2.22 OPERATING RIGHTS. The Corporation has all operating authority, licenses, franchises, permits, certificates, consents, rights and privileges (collectively "Licenses") as are necessary or appropriate to the operation of its business as now conducted and which the failure to possess would have a material adverse effect on the assets, operations or financial condition of the Corporation. Except where any failure would not have a material adverse effect on the Corporation, such Licenses are in full force and effect, no violations have been or are expected to have been recorded in respect of any such licenses, and no proceeding is pending or, to the knowledge of the Corporation, threatened that could result in the revocation or limitation of any such licenses. The Corporation has conducted its business so as to comply in all material respects with all such Licenses.

2.23 TRANSACTIONS WITH AFFILIATES. Except for regular salary payments and fringe benefits under an individual's compensation package with the Corporation, none of the officers, employees, directors, or other affiliates of the Corporation, or members of their families is a party to any agreements, understandings, or proposed transactions with the Corporation. The Corporation has not guaranteed or assumed any obligations of the Corporation's officers, directors, or employees.

2.24 MINUTE BOOKS. Except as described on Schedule 2.24, the minute books of the Corporation contain a materially complete summary of all meetings of directors and shareholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

2.25 KNOWLEDGE. Notwithstanding anything to the contrary herein, to the extent that any of the representations and warranties contained in this Section 2 shall have been breached and the fact or facts constituting such breach were at the date hereof known to T. Colin Campbell and T. Nelson Campbell, then and in such event, no breach shall be deemed to have occurred.

Section 3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. As a material inducement to the Corporation to enter into this Agreement and sell the Shares, the Purchaser hereby represents and warrants to the Corporation that to the best of the knowledge of the Purchaser:

3.1 ORGANIZATION; POWER. The Purchaser is a corporation duly incorporated and validly existing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder.

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3.2      AUTHORIZATION.   The  execution,   delivery,  and  performance  by  the
Purchaser of this Agreement and all other agreements contemplated hereby to which the Purchaser is a party have been duly and validly authorized by all necessary corporate action of the Purchaser, and this Agreement and each such other agreement, when executed and delivered by the parties thereto, will constitute the legal, valid, and binding obligation of the Purchaser enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, and similar statutes affecting creditors' rights generally and judicial limits on equitable remedies.

3.3 NO CONFLICT WITH OTHER INSTRUMENTS OR AGREEMENTS. The execution, delivery, and performance by the Purchaser of this Agreement and all other agreements contemplated hereby to which the Purchaser is a party will not result in a breach or violation of, or constitute a default under, its Articles of Incorporation or Bylaws or any material agreement to which the Purchaser is a party or by which the Purchaser is bound.

3.4 GOVERNMENTAL AUTHORITIES. Except as set forth in Schedule 3.4, (i) the Purchaser is not required to submit any notice, report, or other filing with any governmental or regulatory authority in connection with the execution and delivery by the Purchaser of this Agreement and the consummation of the purchase and (ii) no consent, approval, or authorization of any governmental or regulatory authority is required to be obtained by the Purchaser or any affiliate in connection with the Purchaser's execution, delivery, and performance of this Agreement and the consummation of this purchase.

3.5 LITIGATION. There are no actions, suits, proceedings, or governmental investigations or inquiries pending or, to the knowledge of the Purchaser, threatened against the Purchaser or its properties, assets, operations, or businesses that might delay, prevent, or hinder the consummation of this purchase.

3.6      INVESTMENT REPRESENTATIONS

         3.6.1 The Purchaser is a corporation in good standing and a sophisticated investor that has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Corporation so that the Purchaser is capable of evaluating the merits and risks of the Purchaser's investment in the Corporation and has the capacity to protect the Purchaser's own interests.

         3.6.2 The Purchaser is acquiring the Shares for investment for the Purchaser's own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Purchaser understands that the Shares to be purchased have not been registered under the Securities Act of 1933 ("Securities Act") or the securities laws of any state by reason of a specific exemption from the registration provisions of the Securities Act and the applicable state securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser is acquiring the Shares without expectation, desire, or need for resale and not with the view toward distribution, resale, subdivision, or fractionalization of the Shares except as provided under the Registration Rights Agreement.

         3.6.3 The Purchaser understands that the Shares to be purchased have not been registered under Securities Act, or under any state securities law and will contain a legend to that effect.

         3.6.4 The Purchaser understands that the Shares cannot be resold in a transaction to which the Securities Act and state securities laws apply unless
(i) subsequently registered under the Securities Act and applicable state securities laws or (ii) exemptions from such registrations are available. The
Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private transaction subject to the satisfaction of certain conditions.

3.7 TAX LIABILITY. To the extent the Purchaser deems necessary, the Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions

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

contemplated by this Agreement. The Purchaser relies solely on such advisors and not on any statements or representations of the Corporation or any of its agents. The Purchaser understands that the Purchaser (and not the Corporation) shall be responsible for the Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

3.8 DISCLOSURE. To the Purchaser's knowledge, this Agreement, with the Exhibits hereto, when taken as a whole, does not contain any untrue statement of a material fact concerning the Purchaser or omit to state a material fact necessary in order to make the statements concerning the Purchaser contained herein not misleading in light of the circumstances under which they were made.

3.9 LITIGATION. There are no actions, suits, proceedings or investigations pending against the Purchaser or the Purchaser's properties before any court or governmental agency (nor, to the Purchaser's knowledge, is there any threat thereof) which would impair in any way the Purchaser's ability to enter into and fully perform the Purchaser's commitments and obligations under this Agreement or the transactions contemplated hereby.

3.10 COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery and performance of and compliance with this Agreement, and the issuance of shares will not result in any material violation of, or conflict with, or constitute a material default under, any Purchaser's articles of incorporation or bylaws or any of the Purchaser's material agreements nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of the Corporation or the Shares.

Section 4. COVENANTS OF CORPORATION. The Corporation covenants and agrees with the Purchaser that upon the reasonable request of the Purchaser hereto after the Closing, the Corporation will take all action and will execute all documents and instruments necessary or desirable to consummate and give effect to this purchase. These include, by way of illustration and not by way of limitation, the following:

         4.1 Various conditions relating to filing, payment, and collecting of refunds relating to taxes;

         4.2  Prompt delivery of Corporate books and records;

         4.3 Provisions relating to treatment of confidential proprietary information obtained in the acquisition process; and

         4.4 Dr. Thomas Tachovsky agrees to continue his employment with the Corporation at not less than his present compensation for at least 30 days after the Closing Date.

Section 5. AGREEMENTS. 5.1 As a material inducement to the Purchaser to enter into this Agreement and purchase the Shares, the Corporation agrees to:

         5.1.1 provide for the resignation of the current Board of Directors and the appointment of the Purchaser's nominees to the Board of Directors of the Corporation;

         5.1.2 take such actions as are necessary to qualify and facilitate the issuance of the Shares without a shareholder vote under any applicable law and the rules and regulations of the applicable Nasdaq market system; and

         5.1.3 provide prompt reimbursement by the Corporation to the Purchaser for all reasonable legal and other out-of-pocket expenses incurred in connection with the completion of this transaction.

         5.1.4 indemnify the Purchaser from and against all losses, claims, expenses and liabilities arising out of any breach of any representations, warranties, covenants and agreements made by the Corporation in this Agreement. Purchaser understands and agrees that the foregoing indemnification is the Purchaser's sole and exclusive remedy with respect to any breach of any

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

representations, warranties, covenants and agreements made by the Corporation in this Agreement, except to the extent such breach could be expected to have a material adverse effect on the future operations or financial condition of the Corporation.

                  5.2 As a material inducement to the Corporation to enter into this Agreement and issue the Shares, the Purchaser agrees to use its best efforts to cause the Corporation to maintain director and officer liability coverage in substantially the same amounts and with substantially the same coverages as that maintained by the Corporation on the Closing Date for at least three years.

SECTION 6. RELEASE. Dr. T. Colin Campbell, a principal in the Purchaser, agrees not to pursue his claims in C.A. No. 15072 BB in the Court of Chancery in New Castle County, State of Delaware (the "Lawsuit"). Dr. Campbell understands that this Agreement is a full and final release of all claims stated in the Lawsuit, including any claims which he may have or may contend that he may have, and Dr. Campbell further understands that he is releasing all claims arising out of or related to the Lawsuit that are known, unknown, suspected and unsuspected.

SECTION 7. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PURCHASER. Each and every obligation of the Purchaser under this Agreement is subject to the condition, at or before the Closing, that the Corporation will have furnished to the Purchaser a certificate of an officer of the Corporation that its present legal counsel has been instructed to deliver all files of the Corporation in its possession to the Purchaser and, to the best of the knowledge of the officer, all documents of the Corporation have been provided to the Purchaser.

SECTION 8.        CLOSING.

8.1 TIME, PLACE, AND MANNER OF CLOSING. The closing ("Closing") will be held at such time and place as the parties may agree, on January 12, 1998. At the time of the Closing, the parties to this Agreement will exchange such instruments and documents in order to determine whether the terms and conditions of this Agreement have been satisfied. Upon the determination of each party that its conditions to consummate this purchase have been satisfied or waived, the Corporation shall deliver to the Purchaser the certificate(s) evidencing the Shares, and the Purchaser shall deliver to the Corporation the monies referred to in Section 1.3, in a manner to be agreed upon by the parties. After the Closing, the Corporation will execute, deliver, and acknowledge all such further instruments of transfer and conveyance and will perform all such other acts as the Purchaser may reasonably request to effectively transfer the Shares.

8.2 CONSUMMATION OF CLOSING. All acts, deliveries, and confirmations comprising the Closing regardless of chronological sequence shall be deemed to occur contemporaneously and simultaneously upon the occurrence of the last act, delivery, or confirmation of the Closing and none of such acts, deliveries, or confirmations shall be effective unless and until the last of the same shall have occurred. The time of the Closing has been scheduled to correspond with the close of business at the principal office of the Corporation and, regardless of when the last act, delivery, or confirmation of the Closing shall take place, the transfer of the Shares shall be deemed to occur as of the close of business at the principal office of the Corporation on the date of the Closing.

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

SECTION 10.       MISCELLANEOUS PROVISIONS.

10.1 AMENDMENT AND MODIFICATION. Subject to applicable law, this Agreement may be amended, modified, or supplemented only by a written agreement signed by the parties.

10.2     WAIVER OF COMPLIANCE; CONSENTS

         10.2.1 Any failure of any party to comply with any obligation, covenant, agreement, or condition herein may be waived by the party entitled to the performance of such obligation, covenant, or agreement or who has the benefit of such condition, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement, or condition will not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

         10.2.2 Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent will be given in a manner consistent with the requirements for a waiver of compliance as set forth above.

SECTION 11. WAIVER. Failure of either party at any time to require performance of any provision of this Agreement shall not limit the party's right to enforce the provision, nor shall any waiver of any breach of any provision be a waiver of any succeeding breach of any provision or a waiver of the provision itself for any other provision.

SECTION 12. LAW GOVERNING. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

SECTION 13. ATTORNEY FEES. In the event any suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the trial court, and/or appellate court.

SECTION 14. PRESUMPTION. This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

SECTION 15. COMPUTATION OF TIME. In computing any period of time pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday, or a legal holiday, in which event the period shall begin to run on the next day which is not a Saturday, Sunday or a legal holiday, in which event the period shall run until the end of the next day thereafter which is not a Saturday, Sunday or legal holiday.

SECTION 15. TITLES AND CAPTIONS. All article, section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context or affect the interpretation of this Agreement.

SECTION 16. PRONOUNS AND PLURALS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons may require.

SECTION 17. ENTIRE AGREEMENT. This Agreement contains the entire understanding between and among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Agreement.

SECTION 18. AGREEMENT BINDING. This Agreement shall not be binding upon the successors and assigns of the parties hereto.

SECTION 19. FURTHER ACTION. The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

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

SECTION 20. GOOD FAITH, COOPERATION, AND DUE DILIGENCE. The parties hereto covenant, warrant and represent to each other good faith, complete cooperation, due diligence and honesty in fact in the performance of all obligations of the parties pursuant to this Agreement. All promises and covenants are mutual and dependent.

SECTION 21. COUNTERPARTS. This Agreement may be executed in several counterparts and all so executed shall constitute one Agreement, binding on all the parties hereto even though all the parties are not signatories to the original or the same counterpart.

SECTION 22. PARTIES IN INTEREST. Nothing herein shall be construed to be the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

SECTION 23. SAVINGS CLAUSE. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

             [The remainder of this page left blank intentionally.]

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         IN WITNESS WHEREOF,  the parties have executed this Agreement as of the date and year first written above.


Biomar International, Inc.

By: /s/ T. Nelson Campbell
   ----------------------------
        T. Nelson Campbell
        Chairman of the Board


Paracelsian, Inc.

By: /s/ Thomas Tachovsky
   ----------------------------
        Dr. Thomas Tachovsky
        President and Chief Executive Officer

Agreed and consented to by:

 /s/ T. Colin Campbell
---------------------------
     Dr. T. Colin Campbell

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